                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                         STOCKHOLDER VOTING AGREEMENT


          THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is entered into
                                                   ---------
as of the 25th day of October, 2000 between Novellus Systems, Inc., a California corporation ("Parent"), and the undersigned Stockholder ("Stockholder") of
              ------                                      -----------
GaSonics International Corporation, a Delaware corporation ("Company").
                                                             -------
Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Reorganization Agreement (as defined below).

                                   RECITALS

          A. Parent, Neptune Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Company will enter into
                                      ----------
an Agreement and Plan of Reorganization, dated as of October 25, 2000 (the "Reorganization Agreement"), pursuant to which Merger Sub will be merged with
 ------------------------
and into Company (the "Merger").
                       ------

          B. Upon the consummation of the Merger and in connection therewith, Stockholder will become the owner of shares of Common Stock of Parent (the "Parent Shares").
 -------------

          C. In contemplation of executing the Reorganization Agreement, the parties agreed that concurrently with the execution of the Reorganization Agreement, Parent and Stockholder would execute and deliver a Stockholder Voting Agreement containing the terms and conditions set forth in an exhibit to the Reorganization Agreement.

          D. In order to induce Parent to enter into the Reorganization Agreement, Company has agreed to use its commercially reasonable efforts to solicit the proxy of certain Stockholders of Company on behalf of Parent, and to cause certain Stockholders of Company to execute and deliver Stockholder voting agreements to Parent.

          E. The parties to the Reorganization Agreement intend to cause the Merger to be accounted for as a pooling-of-interests pursuant to APB Opinion No. 16, Staff Accounting Series Releases No. 130, 135 and 146 and Staff Accounting Bulletins Topic Two.

          F. Stockholder understands and acknowledges that Parent, Merger Sub, Company and their respective Stockholders, as well as legal counsel to Parent, Merger Sub and Company, are entitled to rely on (x) the truth and accuracy of Stockholder's representations contained herein and (y) Stockholder's performance of the obligations set forth herein.

          NOW, THEREFORE, in consideration of the promises and the mutual agreements, provisions and covenants set forth in the Reorganization Agreement and in this Agreement, it is hereby agreed as follows:

          1.   Share Ownership; Agreement to Retain Shares.
               -------------------------------------------

               1.1  Transfer and Encumbrance.
                    ------------------------

                    (a) Stockholder is the beneficial owner of that number of shares of Company Capital Stock (as such term is defined in the Reorganization Agreement) and that number of options for shares of Company Capital Stock set forth on the signature page hereto (the "Shares") and did not acquire any of the
                                         ------
Shares in contemplation of the Merger. These Shares constitute Stockholder's entire interest in the outstanding capital stock of Company. No other person or entity not a signatory to this Agreement has a beneficial interest in or a right to acquire such Shares of Company Capital Stock or any portion of such Shares of Company Capital Stock (except with respect to any Company Stockholders which are partnerships; the partners thereof shall be deemed to have a beneficial interest). As of the date hereof, except as set forth on the signature page hereto, the Shares are free and clear of any liens, claims, options, charges or other encumbrances. Stockholder's principal residence or place of business is set forth on the signature page hereto.

                    (b) Stockholder agrees not to transfer (except as may be specifically required by court order or by operation of law), sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined below), or deposit any Shares into a voting trust or grant a proxy (except for the Proxy, as defined below) or to make any offer or other agreement relating thereto, at any time prior to the Expiration Date, unless the transferee of such Shares agrees in writing to be bound by the terms hereof. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i)
                       ---------------
the Effective Time of the Merger, or (ii) termination of the Reorganization Agreement.

               1.2  New Shares. Stockholder agrees that any shares of capital
                    ----------
stock of Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and
                               ----------
conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

          2.   Voting.
               ------

               2.1  Agreement to Vote Shares.  Prior to the Expiration Date, at
                    ------------------------
every meeting of the Stockholders of Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent or resolution of the Stockholders of Company with respect to any of the following, Stockholder shall vote the Shares and any New Shares in favor of (a) approval of the Merger and the Reorganization Agreement, and (b) any matter that could reasonably be expected to facilitate the Merger.

               2.2  Obligations as Director and/or Officer.  If at any time
                    --------------------------------------
prior to the Expiration Date, Stockholder is a member of the Board of Directors of Company ("Director") or an officer of Company ("Officer") of Company, nothing
             -------                               -------
in this Agreement shall be deemed to limit or restrict the Director or Officer in acting in his capacity as a Director or Officer, as the case may be, of Company and exercising his fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Stockholder solely in his capacity as a stockholder of Company and shall not apply to his actions, judgements or decisions as a Director or Officer of Company.

          3.   Irrevocable Proxy.  Contemporaneously with the execution of this
               -----------------
Agreement, Stockholder shall execute and deliver to Parent a duly executed proxy in the form attached hereto as Exhibit A (the "Proxy") with respect to each and
                               ---------       -----
every meeting of Stockholders of Company or action or approval by written consent or resolution of the Stockholders of Company, such Proxy to cover the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent which calls for the vote of the Stockholders to approve the Merger, the Reorganization Agreement and other actions which could reasonably be expected to facilitate the Merger.

          4.   Representations, Warranties and Covenants of Stockholder.
               --------------------------------------------------------
Stockholder hereby represents, warrants and covenants to Parent as follows:

               (a) Stockholder will observe and comply with the Securities Act and the rules and regulations thereunder (the "General Rules and Regulations")
                                               -----------------------------
thereunder, as now in effect and as from time to time amended, including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Parent Shares or any part thereof.

               (b) Until the Expiration, Date Stockholder agrees that he will (and will use commercially reasonable efforts to cause Company, its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by Stockholder or them, to) fully comply with the provisions of Section 4.3 of the Reorganization Agreement. Stockholder has carefully read this Agreement and Section 4.3 of the Reorganization Agreement and discussed the requirements of such documents and other applicable limitations upon the Stockholder's ability to solicit, initiate or intentionally encourage any Takeover Proposal (as defined in the Reorganization Agreement) to the extent the undersigned felt necessary with the Stockholder's counsel or counsel for Company.

          5.   Miscellaneous.
               -------------

               5.1  Severability.  If any term, provision, covenant or
                    ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               5.2  Binding Effect and Assignment.  This Agreement and all of
                    -----------------------------
the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is intended to bind Stockholder as a Stockholder of Company only with respect to the specific matters set forth herein.

               5.3  Amendment and Modification.  This Agreement may not be
                    --------------------------
modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

               5.4  Specific Performance; Injunctive Relief.  The parties hereto
                    ---------------------------------------
acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

               5.5  Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) If to Stockholder, at the address set forth below Stockholder's signature on the signature page hereto with a copy to:

               Brobeck Phleger & Harrison LLP
               Two Embarcadero Place
               2200 Geng Road
               Palo Alto, CA 94303
               Attn: Rod J. Howard, Esq.
                     Timothy R. Curry, Esq.
               Facsimile No.: (650) 496-2885
               Telephone No.: (650) 424-0160

          (b)  If to Parent:

               Novellus Systems, Inc.
               4000 North First Street
               San Jose, CA 95134
               Attention: Robert H. Smith
               Facsimile No.: (408) 943-0202
               Telephone No.: (408) 943-9700
               with a copy to:

               Morrison & Foerster LLP
               755 Page Mill Road
               Palo Alto, CA 94304-1018
               Attention: Richard Scudellari, Esq.
               Facsimile: (650) 494-0792
               Telephone: (650) 813-5602

or to such other address as any party hereto may designate for itself by notice given as herein provided.

               5.6  Governing Law.  This Agreement shall be governed by,
                    -------------
construed and enforced in accordance with the laws of the State of Delaware without reference to such state's principles of conflicts of laws.

               5.7  Entire Agreement.  This Agreement and the Proxy contain the
                    ----------------
entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

               5.8  Counterpart; Delivery by Facsimile.  This Agreement may be
                    ----------------------------------
executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement may be delivered by facsimile.

               5.9  Effect of Headings.  The section headings herein are for
                    ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.



                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

NOVELLUS SYSTEMS, INC.                  STOCKHOLDER



By:____________________________         ________________________________________
Name:__________________________         (Signature)
Title:_________________________

                                        ________________________________________
                                        (Print Name)


                                        ________________________________________
                                        (Print Address)


                                        ________________________________________
                                        (Print Address)


                                        ________________________________________
                                        (Print Telephone Number)


                                        ________________________________________
                                        (Print Facsimile Number)


                                        ________________________________________
                                        (Social Security or Tax I.D. Number)


Number of shares of Company capital stock owned on the date hereof:
------------------------------------------------------------------

Common Stock:                 ______________________

Stock Options:                ______________________

State of Residence:           ______________________


               [Signature Page to Stockholder Voting Agreement]

                   EXHIBIT A TO STOCKHOLDER VOTING AGREEMENT
                   -----------------------------------------

                               IRREVOCABLE PROXY
                               TO VOTE STOCK OF
                      GASONICS INTERNATIONAL CORPORATION

     The undersigned Stockholder of GaSonics International Corporation, a Delaware corporation ("Company"), hereby irrevocably (to the fullest extent
                       -------
permitted by the laws of the State of California) appoints the members of the Board of Directors of Novellus Systems, Inc., a California corporation ("Parent"), and each of them, or any other designee of Parent, as the sole and
  ------
exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) until the Expiration Date (as defined below) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares
 ------
beneficially owned by the undersigned Stockholder of Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

     This Irrevocable Proxy is irrevocable (to the fullest extent provided under California law), is coupled with an interest, including, but not limited to, that certain Stockholder Voting Agreement dated as of even date herewith by and among Parent and the undersigned, and is granted in consideration of Parent entering into that certain Agreement and Plan of Reorganization dated as of October 25, 2000, (the "Reorganization Agreement"), between Company, Parent and
                        ------------------------
Neptune Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), which agreement provides for the merger of
                       ----------
Merger Sub, with and into Company (the "Merger").  As used herein, the term
                                        ------
"Expiration Date" shall mean the earlier to occur of (i) such date and time as
 ---------------
the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, or (ii) the date of termination of the Reorganization Agreement.

     The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Delaware General Corporation Law), at every annual, special or adjourned meeting of the Stockholders of Company and in every written consent in lieu of such meeting as follows: (a) in favor of approval of the Merger and the Reorganization Agreement and (b) in favor of any matter that could reasonably be expected to facilitate the Merger.

     THE ATTORNEYS AND PROXIES NAMED ABOVE MAY NOT EXERCISE THIS IRREVOCABLE PROXY ON ANY OTHER MATTER EXCEPT AS PROVIDED ABOVE. THE UNDERSIGNED STOCKHOLDER MAY VOTE THE SHARES ON ALL OTHER MATTERS.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: October ___, 2000


                                    ____________________________________________
                                    (Signature of Stockholder)


                                    ____________________________________________
                                    (Print Name of Stockholder)



Number of shares beneficially owned by Stockholder:
--------------------------------------------------

Common Stock:                        _____________

Stock Options:                       _____________



                     [Signature Page to Irrevocable Proxy]